BNY Mellon International Equity Fund

Summary Prospectus | February 1, 2024

Class	Ticker
A	NIEAX
C	NIECX
I	SNIEX
Y	NIEYX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You can find the fund's prospectus and other information about the fund, including the statement of additional information and most recent reports to shareholders, online at http://im.bnymellon.com/literaturecenter. You can also get this information at no cost by calling 1-800-373-9387 (inside the U.S. only) or by sending an e-mail request to info@bnymellon.com. The fund's prospectus and statement of additional information, dated February 1, 2024 (each as revised or supplemented), are incorporated by reference into this summary prospectus.

Investment Objective

The fund seeks long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or shares of other funds in the BNY Mellon Family of Funds that are subject to a sales charge. More information about sales charges, including these and other discounts and waivers, is available from your financial professional and in the Shareholder Guide section beginning on page 12 of the prospectus, in the Appendix on page A-1 of the prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees	.75	.75	.75	.75
Distribution (12b-1) fees	none	.75	none	none
Other expenses:
Shareholder services fees	.25	.25	none	none
Miscellaneous other expenses	.20	.32	.17	.10
Total other expenses	.45	.57	.17	.10
Total annual fund operating expenses	1.20	2.07	.92	.85
Fee waiver and/or expense reimbursement**	(.13)	(.25)	(.10)	(.03)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	1.07	1.82	.82	.82

* Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.

** The fund's investment adviser, BNY Mellon Investment Adviser, Inc., has contractually agreed, until February 1, 2025, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of none of the fund's share classes (excluding Rule 12b-1 fees, shareholder services fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .82%. On or after February 1, 2025, BNY Mellon Investment Adviser, Inc. may terminate this expense limitation agreement at any time.

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Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation agreement by BNY Mellon Investment Adviser, Inc. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A (with or without redemption at end of period)	$678	$922	$1,185	$1,935
Class C (with redemption at end of period)	$285	$625	$1,091	$2,380
Class C (without redemption at end of period)	$185	$625	$1,091	$2,380
Class I (with or without redemption at end of period)	$84	$283	$500	$1,122
Class Y (with or without redemption at end of period)	$84	$268	$468	$1,046

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the fund's performance. During the most recent fiscal year, the fund's portfolio turnover rate was 45.57% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in common stocks or securities convertible into common stocks of foreign companies and depositary receipts evidencing ownership in such securities. At least 75% of the fund's net assets will be invested in countries represented in the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE®) Index. The fund may invest up to 25% of its net assets in stocks of companies located in countries (other than the United States) not represented in the MSCI EAFE Index, including up to 20% of its net assets in emerging market countries.

The core of the investment philosophy of the fund's sub-adviser, Newton Investment Management Limited, an affiliate of BNY Mellon Investment Adviser, Inc., is the belief that no company, market or economy can be considered in isolation; each must be understood within a global context. The fund's sub-adviser believes that a global comparison of companies is the most effective method of stock analysis, and the sub-adviser's global industry analysts research investment opportunities by global sector rather than by region. The process begins by identifying a core list of investment themes that the fund's sub-adviser believes will positively or negatively affect certain sectors or industries and cause stocks within these sectors or industries to outperform or underperform others. The sub-adviser then identifies specific companies using these investment themes to help it focus on areas where thematic and strategic research indicates superior returns are likely to be achieved.

Sell decisions for individual stocks will typically be a result of one or more of the following:

• a price movement and market activity have created an excessive valuation;

• the valuation of the company has become expensive relative to its peers;

• there has been a significant change in the prospects of the company;

• there has been a change in the sub-adviser's view of global investment themes (as described above); or

• profit-taking.

The fund may use derivative instruments as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, or as part of a hedging strategy. The derivative instruments in which the fund may invest typically include forward foreign currency exchange contracts.

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Principal Risks

An investment in the fund is not a bank deposit. It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. It is not a complete investment program. The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

• Risks of stock investing. Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods. There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices. The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

• Foreign investment risk. To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.

• Emerging market risk. The securities of issuers located or doing substantial business in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies. Emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Investments in these countries may be subject to political, economic, legal, market and currency risks. Special risks associated with investments in emerging market issuers may include a lack of publicly available information, a lack of uniform disclosure, accounting and financial reporting and recordkeeping standards and limited investor protections applicable in developed economies. The risks also may include unpredictable political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions or restrictions on certain investments by other countries, such as the United States.

• Foreign currency risk. Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Foreign currencies, particularly the currencies of emerging market countries, are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

• Derivatives risk. A small investment in derivatives could have a potentially large impact on the fund's performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund's use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund's other investments in the manner intended.

• Liquidity risk. When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities and the fund's share price may fall dramatically. Investments that are illiquid or that trade in lower volumes may be more difficult to value. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

• Market risk. The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market.  In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund.  Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market.  These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

• Management risk. The investment process used by the fund's sub-adviser could fail to achieve the fund's investment goal and cause your fund investment to lose value.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the performance of the fund's Class I shares from year to year. Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown. The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance. The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Performance for each share class will vary due to differences in expenses. More recent performance information may be available at www.im.bnymellon.com.

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Year-by-Year Total Returns as of 12/31 each year (%) Class I
During the periods shown in the chart: Best Quarter Q4, 2022: 17.32% Worst Quarter Q1, 2020: -22.43%

After-tax performance is shown only for Class I shares. After-tax performance of the fund's other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through U.S. tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (as of 12/31/23)
Class	1 Year	5 Years	10 Years
Class I returns before taxes	14.03%	6.41%	3.12%
Class I returns after taxes on distributions	12.50%	5.73%	2.60%
Class I returns after taxes on distributions and sale of fund shares	9.85%	5.21%	2.55%
Class A returns before taxes	7.22%	4.89%	2.24%
Class C returns before taxes	11.91%	5.35%	2.07%
Class Y returns before taxes	13.99%	6.42%	3.15%
MSCI EAFE® Index reflects no deductions for fees, expenses or taxes	18.24%	8.16%	4.28%
Portfolio Management

The fund's investment adviser is BNY Mellon Investment Adviser, Inc. (BNYM Investment Adviser). BNYM Investment Adviser has engaged its affiliate, Newton Investment Management Limited (NIM), to serve as the fund's sub-adviser.

Louise Kernohan, Georgina Cooper and Thomas Wilson are the fund's primary portfolio managers, positions they have held since August 2023, August 2023 and September 2023, respectively. Ms. Kernohan is the Head of Global Opportunities at NIM. Mses. Kernohan and Cooper and Mr. Wilson are portfolio managers for global, international and UK equity strategies at NIM.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100. For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment. You may sell (redeem) your shares on any business day by calling 1-800-373-9387 (inside the U.S. only) or by visiting www.im.bnymellon.com. If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or through a Retirement Plan (as defined below), you may mail your request to sell shares to BNY Mellon Institutional Department, P.O. Box 534442, Pittsburgh, Pennsylvania 15253-4442. If you invested directly through the fund, you may mail your request to sell shares to BNY Mellon Shareholder Services, P.O. Box 534434, Pittsburgh, Pennsylvania 15253-4434. If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Retirement Plans include qualified or non-qualified employee benefit plans, such as 401(k), 403(b)(7), Keogh, pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, sole proprietorships, non-profit entities, trade or labor unions, or state and local governments, but do not include IRAs (including, without limitation, traditional IRAs, Roth IRAs, Coverdell Education Savings Accounts, IRA ″Rollover Accounts″ or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)).

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Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, Retirement Plan or other U.S. tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares through a broker-dealer or other financial intermediary (such as a bank), the fund's distributor and its related companies may pay the intermediary for the sale of fund shares and related services. To the extent that the intermediary may receive lesser or no payments in connection with the sale of other investments, the payments from the fund's distributor and its related companies may create a potential conflict of interest by influencing the broker-dealer or other intermediary and your financial representative to recommend the fund over the other investments. This potential conflict of interest may be addressed by policies, procedures or practices adopted by the financial intermediary. As there may be many different policies, procedures or practices adopted by different intermediaries to address the manner in which compensation is earned through the sale of investments or the provision of related services, the compensation rates and other payment arrangements that may apply to a financial intermediary and its representatives may vary by intermediary. Ask your financial representative or visit your financial intermediary's website for more information.

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This prospectus does not constitute an offer or solicitation in any state or jurisdiction in which, or to any person to whom, such offering or solicitation may not lawfully be made.

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